STATE OF NORTH CAROLINA
                                                                 TRUST AGREEMENT
COUNTY OF MECKLENBURG


         This Trust Agreement is made this 14th day of June, 1999, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation with its principal office at Charlotte, North Carolina, hereafter referred to as SPEIZMAN, and FIRST CITIZENS BANK & TRUST CO. of Raleigh, North Carolina, hereafter referred to as TRUSTEE.

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, SPEIZMAN has entered into a Deferred Compensation Agreement with JAMES H. McCORKLE (the "EXECUTIVE") dated June 14, 1999, providing for certain benefits as provided in such agreement, a copy of which is annexed as Exhibit "A";

         NOW, THEREFORE, the parties agree as follows:

         1. New Policies.
            -------------

                  A. A new life insurance policy, naming the TRUSTEE as owner and beneficiary, will be delivered to the TRUSTEE by Manulife Insurance Company on the date of the execution of this Agreement, as follows:

         INSURED EXECUTIVE                  INSURER                POLICY #
         -----------------                  -------                --------

         James H. McCorkle                  Manulife               55-687-396

                  B. SPEIZMAN agrees to make all premium payments required to maintain the new life insurance policy in full force and effect for as long as the EXECUTIVE remains in the employ of SPEIZMAN.

         2. Retirement.
            -----------

         In accordance with paragraph 2 of Exhibit "A", if the EXECUTIVE continues in the employment of SPEIZMAN until he attains the age of sixty-five
(65) (or earlier retirement age if approved in writing by SPEIZMAN), then the TRUSTEE will surrender the policy, when the EXECUTIVE so retires, to the insurance company for the cash value thereof. The TRUSTEE will invest the proceeds and make the payments, from either the principal or income thereof, as provided in paragraph 2 of said Agreement. If the proceeds of the said policy, along with the income arising therefrom, are not sufficient to comply with the terms of the said paragraph 2, then SPEIZMAN will pay to the TRUSTEE such amounts as may be required to fulfill the terms of paragraph 2 as and when needed by the TRUSTEE for the above purpose. If the proceeds of the insurance policy and all income arising therefrom exceed the amounts provided for in paragraph 2, then any balance remaining will be paid to SPEIZMAN at the conclusion of the term provided in paragraph 2. However, if SPEIZMAN is no longer in existence, then such balance will be paid to the EXECUTIVE, or his beneficiary or executor if he is deceased, at the conclusion of the fifteen (15) year term provided in said paragraph 2.

         3. Death.
            ------

         If the EXECUTIVE dies while employed by SPEIZMAN but before age sixty-five (65) (or earlier retirement approved by SPEIZMAN in writing), then the TRUSTEE will collect the proceeds of the policy on the life of the deceased, invest same, and make the payments from either principal or interest, provided for in paragraph 3 of Exhibit "A". If the proceeds of the policy and all income arising therefrom exceed the amounts provided for in paragraph 3, then any balance shall be paid to SPEIZMAN. However, if SPEIZMAN is no longer in existence, then such balance shall be paid to the EXECUTIVE's beneficiary or executor, if he is deceased, at the conclusion of the fifteen (15) year term provided in said paragraph 3.

         4. Disability.
            -----------

         The TRUSTEE will not be required to make any payments whatsoever with reference to disability as provided in paragraph 4 of Exhibit "A". The CORPORATION will make such disability payments. However, if the EXECUTIVE attains age sixty-five (65) (or if SPEIZMAN, in writing, approves of earlier retirement), while the EXECUTIVE is disabled, then the TRUSTEE will comply with the provisions of paragraph 2 of this Agreement. If the EXECUTIVE dies between the time he becomes disabled and the date he reaches age sixty-five (65), then the TRUSTEE will comply with the provisions of paragraph 3 of this Agreement.

         5. Termination of Agreement.
            -------------------------

         With reference to paragraph 5 of Exhibit "A", it is understood:

                  A. If the EXECUTIVE voluntarily resigns, or is discharged for fraudulent actions before his date of retirement as provided in the first sentence of said paragraph 5, then the policy on the life of such EXECUTIVE will be reassigned by the TRUSTEE to SPEIZMAN.

                  B. If employment is terminated under circumstances provided in the remainder of paragraph 5 of Exhibit "A", then the TRUSTEE will surrender the life insurance policy to the insurance company, receive and invest the proceeds, and from principal or income make the severance payments provided in the schedule of severance payments, including death benefits, as provided in paragraph 5 of Exhibit "A", whichever is applicable, and to the extent that funds are available from the above source. If funds are insufficient then SPEIZMAN will pay the remainder of the required payments. Any funds remaining from the above source, after compliance with such schedule, will be returned to SPEIZMAN, and if SPEIZMAN is no longer in existence, then any balance will be paid to EXECUTIVE, or his beneficiary or executor if he is deceased.


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

         6. Trustee's Responsibilities.
            ---------------------------

                  A. The TRUSTEE has no responsibility or liability whatsoever to anyone with reference to the type and plan of life insurance issued by Manulife Insurance Company.

                  B. The TRUSTEE has no responsibility or liability whatsoever to anyone for any damage or loss whatsoever arising out of the investments made in or by the insurer or its successors.

                  C. In addition to all powers granted by law, including those powers granted to trustees in North Carolina general statutes, ss. 32-27 (except G.S. ss. 32-27(29)), in effect at the signing of this Agreement, which powers are herein incorporated by reference, the TRUSTEE and any successor will have broad powers, without resort to any court for further order or authority, to invest in all forms of assets that are suitable for a reasonably prudent trustee, subject to the approval of the EXECUTIVE and of SPEIZMAN. In addition to and not in limitation of those powers, the TRUSTEE is authorized to determine what is principal, and what is income, and allocate receipts and expenditures as between principal and income in its discretion, regardless of whether any receipt is credited or expenditure charged contrary to the provisions of Chapter 37 of the general statutes, and to determine whether or not to establish depreciation or amortization reserves.

                  D. If the TRUSTEE stops payments to the EXECUTIVE pursuant to SPEIZMAN's instructions under paragraph 11C of Exhibit A, then it will resume such payments only upon written instructions from SPEIZMAN, or from a court of competent jurisdiction.

         7. Compensation.
            -------------

         As compensation for its services, the TRUSTEE will receive the commissions stipulated in its regularly adopted schedule of compensation in effect and applicable at the time of the performance of such services. The TRUSTEE's minimum annual charge will be $100 for services pursuant to this Agreement. Such compensation will be paid by SPEIZMAN; however, if SPEIZMAN fails to pay it, then the TRUSTEE will be entitled to draw its commission from proceeds of policies and funds held by it for the benefit of the EXECUTIVE. SPEIZMAN agrees to indemnify TRUSTEE and hold TRUSTEE harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation and counsel fees incurred by the TRUSTEE, in connection with its acceptance of its appointment as TRUSTEE hereunder.

         8. Discontinuance of Speizman.
            ---------------------------

         If SPEIZMAN is ordered liquidated through bankruptcy or receivership, or if SPEIZMAN ceases doing business, or if SPEIZMAN notifies the TRUSTEE that it is no longer financially able to pay the premiums on the life insurance policy on the life of the EXECUTIVE, then in any such event, the TRUSTEE will surrender the policy to the insurer and make payments to the EXECUTIVE as provided in paragraph 5B above.

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

         9. Protection of Trustee.
            ----------------------

         In performing any of its duties hereunder, the TRUSTEE will not incur any liabilities to anyone for any damage, losses, or expenses, except for willful default or negligence, and it will accordingly not incur any such liabilities with respect (i) to any action taken or omitted in good faith upon advice of counsel satisfactory to it given with respect to any questions relating to the duties and responsibilities of the TRUSTEE under this Agreement, or (ii) to any action taken or omitted in reliance upon any instrument, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the TRUSTEE will in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement.

         10. Arbitration.
             ------------

         In the event of any dispute between the parties hereto or with a beneficiary, the TRUSTEE will take no action with regard to the matter thus disputed until final determination thereof shall have been made, and the parties and any beneficiary will proceed expeditiously to arrive at a final determination of such dispute. If the parties and any beneficiaries are unable to resolve any dispute arising from the construction of this Agreement and its performance, then it is understood and agreed that any party hereto or a beneficiary may submit such dispute for arbitration by the American Arbitration Association, and the arbitration award will be binding upon all parties and beneficiaries. The TRUSTEE's share of any arbitration expenses will be paid from the fund in its possession that arises from surrender of the policy on the life of EXECUTIVE which may be involved in this dispute. If any insurance policy or annuity contract on the life of the EXECUTIVE involved in a dispute has not been surrendered, then the TRUSTEE's share of arbitration costs shall be paid by SPEIZMAN.

         11. Notices.
             --------

         All notices, requests and other communications hereunder will be in writing and will be delivered by hand or mailed by first class registered or certified mail, return receipt requested,

                  A.       To SPEIZMAN:

                           SPEIZMAN INDUSTRIES, INC.
                           701 Griffith Road
                           Charlotte, NC 28217

                           P.O. Box 242108
                           Charlotte, NC 28224
                           ATTN:  Robert S. Speizman, President


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

                  B.       To the TRUSTEE:

                           FIRST CITIZENS BANK & TRUST COMPANY
                           Corporate Trust Department
                           CTW09
                           P.O. Box 27131
                           Raleigh, NC 27611-7131
                           ATTN:  ___________________________

Any party may change the address to which notices are to be sent to it by giving written notice of such change of address to the other party in the manner above provided for giving notice.

         12. Indemnification.
             ----------------

         SPEIZMAN, and its successors and assigns, does hereby agree to indemnify and save the TRUSTEE harmless from any liability it may incur by reason of its entering into this Trust Agreement, and further, SPEIZMAN and its successors and assigns, does hereby agree to indemnify and save the TRUSTEE harmless from any liability arising out of the administration of the Trust pursuant to the terms of the Deferred Compensation Agreement. However, such duty of indemnity will not arise in the case of willful misconduct or gross negligence of the TRUSTEE.

         13. Construction.
             -------------

         No modification or waiver of the provisions of this Agreement will be effective unless made in writing and signed by the party to be charged therewith, nor will any waiver be applicable except in the specific instance for which given. This Agreement is binding upon and will inure to the benefit of the parties hereto, their successors and assigns, and the EXECUTIVE, his heirs, assigns and personal representatives.

         IN WITNESS WHEREOF, the parties have executed this Agreement pursuant to authority duly given.

(CORPORATE SEAL)                            SPEIZMAN INDUSTRIES, INC.

                                            By: /s/ Robert S. Speizman
                                                ----------------------------
ATTEST:                                         ROBERT S. SPEIZMAN
                                                President
Dana Russell
-----------------------------
Assistant Secretary

(CORPORATE SEAL)                            FIRST CITIZENS BANK & TRUST CO.

                                            By: /s/ Betty J. Welch
                                                -----------------------------
 ATTEST:
                                            Title: Vice President
                                                  ---------------------------
(Illegible)                                        trustee
-----------------------------
Secretary



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